Exhibit 10.15

EXECUTIVE VERSION

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of November 20, 2012, is made by Altra Industrial Motion, Inc., Ameridrives International, LLC, Boston Gear LLC, Formsprag LLC, Inertia Dynamics, LLC, Kilian Manufacturing Corporation, Nuttall Gear L L C, TB Wood’s Incorporated, and Warner Electric Technology LLC (each a “Grantor” and, collectively, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as administrative agent for the Secured Parties defined in the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Altra Holdings, Inc. and certain of its subsidiaries party thereto (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to extend credit and make certain financial accommodations to the Borrowers;

WHEREAS, the Lenders are willing to extend credit and make such financial accommodations under the Credit Agreement, but only upon the condition, among others, that the Borrowers, the Grantors and certain other subsidiaries of the Borrowers shall have executed and delivered to the Administrative Agent for the benefit of the Secured Parties, that certain Pledge and Security Agreement dated as of November 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Credit Agreement and the Security Agreement, each Grantor is required to execute and deliver to the Administrative Agent this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to the Administrative Agent a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

2.1. all of its Trademarks, including those referred to on Schedule 1 hereto;

2.2. all renewals of the foregoing;

2.3. all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

2.4. all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any such Trademark or (ii) injury to the goodwill associated with any such Trademark; provided that no security interest shall be granted in any United States “intent to use” trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent to use” trademark applications under applicable federal law; provided further that “Trademark Collateral” shall include any Proceeds of any such “intent to use” trademark applications.

3. SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of a conflict between the provisions of this Agreement and the Security Agreement, the Security Agreement shall control.

4. AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing signed by the Administrative Agent and the Grantors.

5. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or other electronic transmission (including “PDF”) of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

ALTRA INDUSTRIAL MOTION, INC.

By:	/s/ Christian Storch
Name:	Christian Storch
Title:	Vice President and Chief Financial Officer

AMERIDRIVES INTERNATIONAL, LLC
BOSTON GEAR LLC
FORMSPRAG LLC
INERTIA DYNAMICS, LLC
KILIAN MANUFACTURING CORPORATION
NUTTALL GEAR L L C
TB WOOD’S INCORPORATED
WARNER ELECTRIC TECHNOLOGY LLC

By:	/s/ Glenn Deegan
Name:	Glenn Deegan
Title:	Secretary

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Sr. Vice President

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS

Grantor	Mark	Registration No.	Date
Altra Industrial Motion, Inc.	ALTRA INDUSTRIAL MOTION	3,360,155	12/25/2007
Altra Industrial Motion, Inc.	A & Design (Altra Logo)	3,146,781	9/19/2006
Altra Industrial Motion, Inc.	STIEBER	4,018,722	8/30/2011
Altra Industrial Motion, Inc.	TORSI-LOCK	4,061,095	11/22/2011
Ameridrives International, LLC	AMERICARDAN	2,488,262	9/11/2001
Ameridrives International, LLC	AMERIDISC & Design	802,185	1/18/1966
Ameridrives International, LLC	AMERIDRIVES	2,168,489	6/23/1998
Ameridrives International, LLC	AMERIDRIVES	4,022,613	9/6/2011
Ameridrives International, LLC	AMERIFLEX	1,000,720	12/31/1974
Ameridrives International, LLC	AMERIGEAR	2,951,600	5/17/2005
Ameridrives International, LLC	AMERILOC	3,995,157	7/12/2011
Ameridrives International, LLC	THE AMERIGEAR FULLY CROWNED TOOTH	2,980,971	8/2/2005
Boston Gear LLC	ACE	1,771,190	5/18/1993
Boston Gear LLC	BEAR-N-BRONZ	603,829	3/29/1955
Boston Gear LLC	BG & Design	298,486	10/25/1932
Boston Gear LLC	BOST-BRONZ	547,544	9/4/1951
Boston Gear LLC	BOST-BRONZ & Design	612,905	9/27/1955
Boston Gear LLC	BOST-FLEX	1,111,218	1/16/1979
Boston Gear LLC	BOSTON	522,912	3/28/1950
Boston Gear LLC	BOSTON & Design	1,374,572	12/10/1985
Boston Gear LLC	BOSTON GEAR	905,805	1/12/1971
Boston Gear LLC	BOSTON GEAR	905,846	1/12/1971
Boston Gear LLC	BOSTONE	1,131,198	2/26/1980
Boston Gear LLC	BOS-TRONG & Design (stylized)	837,074	10/17/1967
Boston Gear LLC	CENTRIC	1,365,217	10/15/1985
Boston Gear LLC	CENTRIGARD	3,374,068	1/22/2008
Boston Gear LLC	DCX	1,689,927	6/2/1992
Boston Gear LLC	DCX PLUS	1,794,125	9/21/1993
Boston Gear LLC	MOTOR MULTIPLIER	1,131,648	3/11/1980
Boston Gear LLC	OPTIMOUNT	670,192	11/25/1958
Boston Gear LLC	POSIVENT	2,875,347	8/17/2004
Boston Gear LLC	RATOIPAX	985,828	6/11/1974
Boston Gear LLC	RATIOTROL	743,713	1/15/1963
Boston Gear LLC	STABILI SEAL	3,131,135	8/15/2006
Formsprag LLC	BC MA	3,850,875	9/21/2010
Formsprag LLC	CEBMAG	1,352,456	8/6/1985
Formsprag LLC	CECON	2,871,858	8/10/2004
Formsprag LLC	MARLAND	2,667,819	12/31/2002
Inertia Dynamics LLC	UNIBRAKE	809,205	5/31/1966
Kilian Manufacturing Corp.	HI TECH WORRY BEADS	3,747,826	2/9/2010
Kilian Manufacturing Corp.	KILIAN	1,216,354	11/16/1982
Nuttall Gear L L C	DELROYD	3,025,384	12/13/2005
Nuttall Gear L L C	NGC & Design	3,031,121	12/20/2005
Nuttall Gear L L C	NUTTALL	3,031,120	12/20/2005
TB Wood’s Incorporated	ALL-PRO	2,165,737	6/16/1998
TB Wood’s Incorporated	DECK & Design	1,409,209	9/16/1986

Grantor	Mark	Registration No.	Date
TB Wood’s Incorporated	DISC-O-TORQUE	859,264	10/29/1968
TB Wood’s Incorporated	DURA-FLEX	1,116,828	4/24/1979
TB Wood’s Incorporated	FIRST IN COUPLINGS	1,361,466	9/24/1985
TB Wood’s Incorporated	FORM-FLEX	2,152,362	4/21/1998
TB Wood’s Incorporated	G-FLEX	3,501,631	9/16/2008
TB Wood’s Incorporated	POOLE	2,191,918	9/29/1998
TB Wood’s Incorporated	QT POWER CHAIN	2,723,745	6/10/2003
TB Wood’s Incorporated	ROTO-CAM	859,263	10/29/1968
TB Wood’s Incorporated	SURE-FLEX & Design (stylized)	668,649	10/21/1958
TB Wood’s Incorporated	SURE GRIP & Design (stylized)	645,415	5/14/1957
TB Wood’s Incorporated	SURE-GRIP	646,423	6/4/1957
TB Wood’s Incorporated	SURE-GRIP	1,109,150	12/19/1978
TB Wood’s Incorporated	ULTRA-V	1,001,969	1/21/1975
TB Wood’s Incorporated	ULTRA-V	1,001,970	1/21/1975
TB Wood’s Incorporated	W TB WOOD’S & Design	2,059,245	5/6/1997
Warner Electric Technology LLC	A-TRACK	3,263,081	7/10/2007
Warner Electric Technology LLC	AQUAMAKKS	3,490,449	8/19/2008
Warner Electric Technology LLC	AUTOGAP	681,746	7/14/1959
Warner Electric Technology LLC	B-TRACK	3,609,446	4/21/2009
Warner Electric Technology LLC	ELECTRO-MODULE	838,675	11/14/1967
Warner Electric Technology LLC	ELECTRO-PACK	741,888	12/11/1962
Warner Electric Technology LLC	F & Design	743,735	1/15/1963
Warner Electric Technology LLC	FORMCHROME	867,512	4/1/1969
Warner Electric Technology LLC	FORM-LOCK	870,852	6/10/1969
Warner Electric Technology LLC	FORMSPRAG	1,216,418	11/16/1982
Warner Electric Technology LLC	FORMSPRAG & Design	444,642	1/15/1952
Warner Electric Technology LLC	GFR	3,494,910	9/2/2008
Warner Electric Technology LLC	KOPPER KOOL	1,258,259	11/22/1983
Warner Electric Technology LLC	LLH	1,759,504	3/23/1993
Warner Electric Technology LLC	MAG STOP	1,851,941	8/30/1994
Warner Electric Technology LLC	MESUR-FIL	990,826	8/13/1974
Warner Electric Technology LLC	MISTRAL	2,168,734	6/30/1998
Warner Electric Technology LLC	PCE	1,136,601	6/3/1980
Warner Electric Technology LLC	SHEAVE-GRIP	3,085,816	4/25/2006
Warner Electric Technology LLC	UNIDAMP	1,795,619	9/28/1993
Warner Electric Technology LLC	UNIMODULE	1,678,062	3/3/1992
Warner Electric Technology LLC	WARNER & Design (stylized)	527,445	7/11/1950
Warner Electric Technology LLC	WARNER ELECTRIC	726,202	1/9/1962
Warner Electric Technology LLC	WARNER ELECTRIC	1,026,080	12/2/1975
Warner Electric Technology LLC	WARNER ELECTRIC	3,287,916	9/4/2007
Warner Electric Technology LLC	WARNER LINEAR	3,413,352	4/15/2008
Warner Electric Technology LLC	WICHITA	1,565,483	11/14/1989
Warner Electric Technology LLC	WICHITA CLUTCH	3,039,567	1/10/2006

TRADEMARK APPLICATIONS

None.